Virtus Duff & Phelps Global Infrastructure Fund

(the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated February 10, 2026 to the Fund’s Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus, pertaining to the Fund, each dated January 28, 2026

IMPORTANT NOTICE TO INVESTORS

-- End of Supplement Text --

Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Shareholder Fees” and “Annual Fund Operating Expenses” tables and associated footnote are hereby replaced with the following:

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None
Other Expenses	0.35%	0.36%(a)	0.25%
Total Annual Fund Operating Expenses	1.25%	1.01%	0.90%
Less: Fee Waiver and/or Expense Reimbursement(b)	—	—	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.25%	1.01%	0.85%

(a)	Estimated for current fiscal year, as annualized.
(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.85% for Class R6 Shares through January 31, 2027. Prior to January 31, 2027, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:

Example

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$670	$925	$1,199	$1,978
Class I	Sold or Held	$103	$322	$558	$1,236
Class R6	Sold or Held	$87	$282	$494	$1,103

-- End of Supplement Data --

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020 DPIM Global Infrastructure Fee Table Restatement (2/26)